SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported):
August 1, 2005
ALLIANCE DATA SYSTEMS CORPORATION
(Exact Name of Registrant as Specified in Charter)

DELAWARE (State or Other Jurisdiction of Incorporation)	001-15749 (Commission File Number)	31-1429215 (IRS Employer Identification No.)
17655 WATERVIEW PARKWAY
DALLAS, TEXAS 75252
(Address and Zip Code of Principal Executive Offices)
(972) 348-5100
(Registrant’s Telephone Number, including Area Code)
NOT APPLICABLE
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 8.01. Other Events
ITEM 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
Form of Nonqualified Stock Option Agreement
Form of Restricted Stock Award Agreement

ITEM 8.01. Other Events
     The Compensation Committee of the Board of Directors (the “Compensation Committee”) of Alliance Data Systems Corporation (the “Company”) has approved the Company’s hiring, effective August 1, 2005, of Transient C. Taylor as the Company’s Executive Vice President, Human Resources. Mr. Taylor will be responsible for directing all human resource activities across the Company and will be a member of the Company’s Executive Committee of Management.
     Mr. Taylor was most recently vice president of human resources for The Home Depot and has held similar posts in a variety of organizations including Raytheon Telecommunications, Westinghouse/Protection One and BellSouth Personal Communications. He earned his undergraduate degree and MPA from West Virginia University.
     The Compensation Committee approved Mr. Taylor’s compensation package, which consists of (1) base salary, (2) annual incentive compensation under the Company’s Executive Annual Incentive Plan, and (3) stock options and time-based restricted stock pursuant to the Company’s 2005 Long Term Incentive Plan. Mr. Taylor’s compensation package was determined using the same guidelines and standards used for all of the Company’s executive officers, which are set forth in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 29, 2005. In addition to the foregoing, Mr. Taylor will be eligible to participate in the Company’s Amended and Restated Employee Stock Purchase Plan, the Company’s Executive Deferred Compensation Plan, and the Company’s 401(k) and Retirement Savings Plan. Further, as an officer of the Company, he will enter into an Associate Confidentiality Agreement, an Indemnification Agreement, and a Change in Control Agreement, forms of which are included as exhibits to this report.

ITEM 9.01. Financial Statements and Exhibits
(c) Exhibits

EXHIBIT
NUMBER	DESCRIPTION
10.1	Form of Alliance Data Systems Associate Confidentiality Agreement (incorporated by reference to Exhibit 10.24 to our Annual Report on Form 10-K filed with the SEC on March 12, 2003, File No. 001-15749).

10.2	Form of Alliance Data Systems Corporation Indemnification Agreement for Officers and Directors (incorporated by reference to Exhibit 10.1 to our Current Report on Form 8-K filed with the SEC on February 1, 2005, File No. 001-15749).

10.3	Form of Change in Control Agreement for Officers (incorporated by reference to Exhibit 10.1 to Amendment No. 1 to our Registration Statement on Form S-3 filed with the SEC on October 15, 2003, File No. 333-109713).

*10.4	Form of Nonqualified Stock Option Agreement for awards under the Alliance Data Systems Corporation 2005 Long Term Incentive Plan.

*10.5	Form of Restricted Stock Award Agreement for awards under the Alliance Data Systems Corporation 2005 Long Term Incentive Plan.

*    Filed herewith

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Alliance Data Systems Corporation

Date: August 4, 2005	By:	/s/ Edward J. Heffernan

Edward J. Heffernan
Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION
10.1	Form of Alliance Data Systems Associate Confidentiality Agreement (incorporated by reference to Exhibit 10.24 to our Annual Report on Form 10-K filed with the SEC on March 12, 2003, File No. 001-15749).

10.2	Form of Alliance Data Systems Corporation Indemnification Agreement for Officers and Directors (incorporated by reference to Exhibit 10.1 to our Current Report on Form 8-K filed with the SEC on February 1, 2005, File No. 001-15749).

10.3	Form of Change in Control Agreement for Officers (incorporated by reference to Exhibit 10.1 to Amendment No. 1 to our Registration Statement on Form S-3 filed with the SEC on October 15, 2003, File No. 333-109713).

*10.4	Form of Nonqualified Stock Option Agreement for awards under the Alliance Data Systems Corporation 2005 Long Term Incentive Plan.

*10.5	Form of Restricted Stock Award Agreement for awards under the Alliance Data Systems Corporation 2005 Long Term Incentive Plan.

*    Filed herewith

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